                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration  Statement (No.  333-___________)  of
Medix  Resources,  Inc.  on Form S-2 of our  report  dated  February  10,  2001, appearing in the Prospectus,  which is part of this Registration  Statement.  We also  consent  to the  reference  to us  under  the headings  "Experts"  in such
Prospectus.

                                         /s/ Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC

June 15, 2001
Denver, Colorado